UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2010

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 4, 2010, Double Eagle Petroleum Co. (the "Company") appointed of Ashley Jenkins to the position of Vice President - Controller, effective January 1, 2010.

In connection with Ms. Jenkin's appointment, Ms. Jenkins and the Company entered into an Employment Agreement, effective as of January 1, 2010 through December 31, 2010, which is attached hereto as Exhibit 10.1. Ms. Jenkin’s Employment Agreement is automatically renewable for successive one-year periods unless terminated by Ms. Jenkins or the Company. Ms. Jenkins will receive an annual salary of $150,000 and will be eligible to receive a bonus at the discretion of the Board. Upon execution of the Employment Agreement, Ms. Jenkins also was granted 20,331 shares of restricted stock of the Company and options to purchase 44,880 shares of the Company’s common stock at a price of $4.50 per share. Both the restricted stock and the options vested 20% on January 4, 2010, with an additional 20% vesting on January 1 of each of the following four years. In addition, Ms. Jenkins is eligible to participate in all of the Company’s equity-based compensation plans. Ms. Jenkins also is entitled to 6 months severance in the event her employment is terminated without cause and 12 months severance plus 50% of any cash bonuses paid in the prior 24 months in the event she is terminated or resigns for good reason during the year following a change in control of the Company.

Item 7.01 Regulation FD Disclosure.

On January 6, 2010, the Company issued a press release entitled "Double Eagle Petroleum Co. Reports Fourth Quarter and Annual Production Results at the Company’s Catalina Unit". The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit 10.1 - Employment Agreement between the Company and Ashley Jenkins, dated January 4, 2010.

Exhibit 99.1 – Press Release, dated January 6, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

January 7, 2010	By:	/s/ Emily Maron

Name: Emily Maron
Title: Assistant Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between the Company and Ashley Jenkins, dated January 4, 2010.
99.1	Press Release, dated January 6, 2010.